UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

QUINTANA ENERGY SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38383	82-1221944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900 Houston, Texas, 77002
(Address of Principal Executive Offices)
(832) 518-4094
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	QES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Quintana Energy Services Inc. (the “Company”) held on May 12, 2020, the Company’s stockholders were asked to consider and vote upon the following two proposals: (1) the election of seven directors, each for a term to expire at the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified and (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on March 27, 2020:

1.    The seven directors that were up for election at the Annual Meeting were each elected for a term to expire at the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Votes regarding the election of these directors were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES

Christopher J. Baker	20,552,170	826,629	7,304,068
Corbin J. Robertson, Jr.	20,510,739	868,060	7,304,068
Dalton Boutté, Jr.	20,801,738	577,061	7,304,068
Rocky L. Duckworth	20,758,428	620,371	7,304,068
Gunnar Eliassen	20,530,065	848,734	7,304,068
Bobby S. Shackouls	20,787,348	591,451	7,304,068
Dag Skindlo	20,511,624	867,175	7,304,068

2.    PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

FOR	AGAINST	ABSTAIN
28,423,605	247,396	11,866

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUINTANA ENERGY SERVICES INC.

May 12, 2020	By:	/s/ Max L. Bouthillette
Max L. Bouthillette
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

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